Exhibit 10.2

FIRST AMENDMENT TO TERM LOAN, GUARANTEE AND SECURITY AGREEMENT

FIRST AMENDMENT TO TERM LOAN, GUARANTEE AND SECURITY AGREEMENT, dated as of June 30, 2022 (this “Amendment”), by and among Williams Industrial Services Group Inc., a Delaware corporation (“Holdings”), Williams Industrial Services Group, L.L.C., a Delaware limited liability company (“WISG”), Williams Industrial Services, LLC, a Georgia limited liability company (“WISI”), Williams Specialty Services, LLC, a Georgia limited liability company (“WSS”), Williams Plant Services, LLC, a Georgia limited liability company (“WPS”), Williams Global Services, Inc., a Georgia corporation (“Global”), Construction & Maintenance Professionals, LLC, a Georgia limited liability company (“Construction”, and together with Holdings, WISG, WISI, WSS, WPS, Global, Construction, each a “Borrower” and, collectively, “Borrower”), Global Power Professional Services Inc. a Delaware corporation (“Power”), GPEG, LLC, a Delaware limited liability company (“GPEG”), Steam Enterprises LLC, a Delaware limited liability company (“Steam”), WISG Canada Ltd., a limited company formed in the province of British Columbia, Canada (“WISG Canada”), WISG Nuclear Ltd., a limited company formed in the province of British Columbia, Canada (“WISG Nuclear”), WISG Electrical Ltd., a limited company formed in the province of British Columbia, Canada (“WISG Electrical”, and together with Power, GPEG, Steam, WISG Canada, WISG Nuclear, each a “Guarantor” and, collectively, “Guarantor”), the Required Lenders, and EICF AGENT LLC, a Delaware limited liability company, as agent on behalf of the Lenders under the Loan Agreement (hereinafter defined) (in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors and the other Credit Parties from time to time party thereto, the Lenders and the Agent are parties to that certain Term Loan, Guarantee and Security Agreement, dated as of December 16, 2020 (as amended, restated, supplemented or otherwise modified, renewed or replaced from time to time prior to the date hereof, the “Loan Agreement”).

WHEREAS, the Credit Parties have requested, and subject to the terms and conditions set forth below, each of Agent and the Required Lenders hereby agree to amend certain provisions of the Loan Agreement, and, subject to the satisfaction of the conditions to effectiveness set forth herein, the Agent and the Required Lenders are willing to do so, on the terms set forth herein.

NOW THEREFORE, the Borrower, the Credit Parties signatory hereto, the Agent and the Required Lenders each hereby agree as follows:

1.Defined Terms.  All capitalized terms used but not otherwise defined herein that are defined in the Loan Agreement shall have the meanings assigned to them in the Loan Agreement.

2.Amendments.  Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Loan Agreement is hereby amended as of the date hereof as follows:

(a)Section 1.2(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(a) Upon the Maturity Date of the Loan, Borrower shall pay to Agent for the pro rata benefit of the Lenders (i) all outstanding principal and accrued but unpaid interest on the Loan plus, without duplication of amounts paid pursuant to Section 1.2(b), 1% of the then outstanding principal balance of the Loan and (ii) all other Obligations relating to the Loan then due to or incurred by Agent or the Lenders.

(b)Section 1.2(b) of the Loan Agreement is hereby amended by deleting the second sentence in its entirety and replacing it to read as follows:

If the Borrower elects to prepay the Term Loans pursuant to this Section1.2(b) or otherwise, or if the Term Loans are mandatorily prepaid in whole or in part pursuant to any other clause of this Section 1.2 (each, a “Mandatory Prepayment” and together with any Voluntary Prepayment, the “Prepayments”), the Borrower shall pay to the Agent for the benefit of the Lenders a prepayment fee as follows: (i) in the case of any Prepayment (other than under Section 1.2(f) or (h)) made prior to August 3, 2023, 3% of the principal Loan amount being prepaid on the date of such Prepayment; (ii) in the case of any Prepayment (other than under Section 1.2(f) or (h)) made on or after August 3, 2023 and prior to August 3, 2024, 2% of the principal Loan amount being prepaid on the date of such Prepayment; and (iii) in the case of any Prepayment (other than under Section 1.2(f) or (h)) made on or after August 3, 2024, 1% of the principal Loan amount being prepaid on the date of such Prepayment.

(c)Section 4.2(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(a) Maximum Total Leverage Ratio.  Beginning with the Fiscal Quarter ending March 31, 2021, the Credit Parties shall not permit the Total Leverage Ratio, as of the last day of any Fiscal Quarter ending during any period set forth below, to exceed the ratio set forth opposite such period in the table below:

Test Period Ending	Leverage Ratio
March 31, 2021 – June 30, 2021	4.00 to 1.00
September 30, 2021 – March 31, 2022	3.75 to 1.00
June 30, 2022	4.50 to 1.00
September 30, 2022	6.50 to 1.00
December 31, 2022 – March 31, 2023	5.00 to 1.00
June 30, 2023	4.50 to 1.00
September 30, 2023	4.00 to 1.00
December 31, 2023	3.50 to 1.00
March 31, 2024 – June 30, 2024	3.25 to 1.00
As of the last day of each Fiscal Quarter thereafter	3.00 to 1.00

; provided that for purposes of calculating the Total Leverage Ratio hereunder, the Consolidated EBITDA for the Fiscal Quarter ending June 30, 2020 and September 30, 2020 shall be deemed to be $4,988,638 and $4,053,202, respectively.

(d)The definition of “Consolidated EBITDA” set forth in Schedule A of the Loan Agreement is hereby amended by adding the following new clause (x)(k) in the appropriate alphabetical order therein:

(k) non-recurring losses and expenses incurred in connection with projects executed in Jacksonville, Florida,  one-time costs and expenses incurred in connection with the transmission and distribution business segment start-up, and costs and expenses arising out of the Champion/Powers litigation, in an aggregate amount not to exceed, (i) with respect to the Fiscal Quarter ending June 30, 2021, $264,190, (ii) with respect to the Fiscal Quarter ending September 30, 2021, $3,121,872, (iii) with respect to the Fiscal Quarter ending December 31, 2021, $320,443, (iv) with respect to the Fiscal Quarter ending March 31, 2022, $2,706,445, and (v) with respect to the Fiscal Quarter ending June 30, 2022, $1,521,379.

3.Conditions to Effectiveness.  The effectiveness of this Amendment is subject to satisfaction of all of the following conditions precedent:

(a)counterparts of this Amendment shall have been executed and delivered by the Borrower, the other Credit Parties signatory hereto and the Required Lenders;

(b)Agent shall have received (and, in turn, Agent shall pay to each Lender their ratable share of the following amendment fee, which ratable share shall be determined by reference to the outstanding principal balance of the Term Loans held by each Lender as of the date of this Amendment), on behalf of each Lender that has delivered an executed signature page to this Amendment on or prior to the date hereof, payment of a non-refundable amendment fee in an amount equal to $175,000, which amendment fee shall be earned in full on the date hereof;

(c)Agent shall have received a duly executed copy of the First Amendment to the Revolving Credit Agreement dated as of the date hereof;

(d)the truth and accuracy of the representations and warranties contained in Section 4 hereof; and

(e)the Borrower shall have paid the reasonable and documented legal fees and expenses of Chapman and Cutler LLP, Agent’s counsel, incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and other post-closing services rendered in connection with the Loan Agreement on or prior to the date hereof, in each case to the extent payable under the terms of the Loan Agreement.

4.Representations, Warranties and Covenants.  Each Credit Party signatory hereto hereby represents and warrants to Agent and each Lender as follows:

(a)the execution, delivery and performance by each of the Credit Parties signatory hereto of this Amendment have been duly authorized by all necessary action, and do not and will not:

(i)contravene the terms of any of that Person’s Organizational Documents;

(ii)conflict with or result in any material breach or contravention of, or result in the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Credit Party is a party or any order, injunction, writ or decree of any Governmental Authority to which such Credit Party or its Property is subject; or

(iii)violate any material Requirement of Law in any material respect;

(b)such Credit Party has the power and authority to execute, deliver and perform its obligations under this Amendment and the Loan Agreement, as amended hereby;

(c)this Amendment constitutes the legal, valid and binding obligations of each such Credit Party which is a party hereto enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability;

(d)after giving effect to this Amendment and the transactions contemplated hereby, each of the representations and warranties contained in the Loan Agreement and the other Loan Documents is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such specific date); and

(e)after giving effect to this Amendment, no Default or Event of Default exists or would result from the transactions contemplated by this Amendment.

5.Loan Document.  This Amendment is designated a Loan Document by Agent.

6.Full Force and Effect.  Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents.  Except as expressly amended hereby, the Loan Agreement shall continue unmodified and in full force and effect in accordance with the provisions thereof on the date hereof.  This Amendment shall be limited precisely as drafted and shall not imply an obligation on the Agent or any Lender to consent to any matter on any future occasion.  As used in the Loan Agreement, the terms “Agreement,” “this Agreement,” “this Loan Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import shall mean, unless the context otherwise requires, the Loan Agreement as amended by this Amendment.

7.Reaffirmation. Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants Liens or security interests in its property or otherwise acts as an accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted Liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and Liens and confirms and agrees that such security interests and Liens hereafter secure all of the Obligations as amended hereby.  Each of the Credit Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect, as modified hereby, and is hereby ratified and reaffirmed.  The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents except as expressly set forth herein or serve to effect a novation of the Obligations.

8.CHOICE OF LAW.  THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

9.Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.  Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to be as effective as an original signature page delivered manually.

10.Headings.  The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

11.Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Credit Parties may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of the Agent.

12.Severability.  The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

13.Release of Claims. In consideration of the Required Lenders’ and the Agent’s agreements contained in this Amendment, each Credit Party hereby irrevocably releases and forever discharge the Lenders and the Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit Party ever had or now has against Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender or any other Released Person relating to the Loan Agreement or any other Loan Document on or prior to the date hereof.  Notwithstanding the generality of the foregoing, each Credit Party does not release any claim that a Credit Party may have to enforce the obligations of Agent or Lenders set forth in this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

AGENT AND LENDERS:

EICF AGENT LLC, as Agent

By:	/s/ Harry Giovani
Name:	Harry Giovani
Title:	Authorized Signatory

FIRST AMENDMENT TO TERM LOAN, GUARANTEE AND SECURITY AGREEMENT

ENERGY IMPACT CREDIT FUND I LP,
as a Lender

By: Energy Impact Credit Fund I GP LLC, its general partner

By:	/s/ Harry Giovani
Name:	Harry Giovani
Title:	Managing Partner

FIRST AMENDMENT TO TERM LOAN, GUARANTEE AND SECURITY AGREEMENT

CION INVESTMENT CORPORATION,
as a Lender

By:	/s/ Gregg Bresner
Name:	Gregg Bresner
Title:	President & Chief Investment Officer

FIRST AMENDMENT TO TERM LOAN, GUARANTEE AND SECURITY AGREEMENT

MURRAY HILL FUNDING II, LLC, as a Lender

By:	/s/ Gregg Bresner
Name:	Gregg Bresner
Title:	President & Chief Investment Officer

FIRST AMENDMENT TO TERM LOAN, GUARANTEE AND SECURITY AGREEMENT

CROWDOUT CAPITAL LLC, as a Lender

By:	/s/ Brian Gilmore
Name:	Brian Gilmore
Title:	President

CROWDOUT CREDIT OPPORTUNITIES FUND LLC, as a Lender

By:	/s/ Brian Gilmore
Name:	Brian Gilmore
Title:	President

FIRST AMENDMENT TO TERM LOAN, GUARANTEE AND SECURITY AGREEMENT

BORROWERS:

WILLIAMS INDUSTRIAL SERVICES GROUP INC., as Borrower

By:	/s/ Charles E. Wheelock
Name:	Charles E. Wheelock
Title:	Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

WILLIAMS INDUSTRIAL SERVICES GROUP, L.L.C., as Borrower

By:	/s/ Charles E. Wheelock
Name:	Charles E. Wheelock
Title:	Secretary

WILLIAMS INDUSTRIAL SERVICES, LLC, as Borrower

By:	/s/ Charles E. Wheelock
Name:	Charles E. Wheelock
Title:	Assistant Secretary

WILLIAMS SPECIALTY SERVICES, LLC, as Borrower

By:	/s/ Charles E. Wheelock
Name:	Charles E. Wheelock
Title:	Assistant Secretary

WILLIAMS PLANT SERVICES, LLC, as Borrower

By:	/s/ Charles E. Wheelock
Name:	Charles E. Wheelock
Title:	Assistant Secretary

FIRST AMENDMENT TO TERM LOAN, GUARANTEE AND SECURITY AGREEMENT

WILLIAMS GLOBAL SERVICES, INC., as Borrower

By:	/s/ Charles E. Wheelock
Name:	Charles E. Wheelock
Title:	Secretary

CONSTRUCTION & MAINTENANCE PROFESSIONALS, LLC, as Borrower

By:	/s/ Charles E. Wheelock
Name:	Charles E. Wheelock
Title:	Secretary

FIRST AMENDMENT TO TERM LOAN, GUARANTEE AND SECURITY AGREEMENT

GUARANTORS:

GLOBAL POWER PROFESSIONAL SERVICES INC., as Guarantor

By:	/s/ Charles E. Wheelock
Name:	Charles E. Wheelock
Title:	President

GPEG, LLC, as Guarantor

By:	/s/ Charles E. Wheelock
Name:	Charles E. Wheelock
Title:	Vice President

STEAM ENTERPRISES LLC, as Guarantor

By:	/s/ Charles E. Wheelock
Name:	Charles E. Wheelock
Title:	President

WISG CANADA LTD., as Guarantor

By:	/s/ Charles E. Wheelock
Name:	Charles E. Wheelock
Title:	Director

WISG NUCLEAR LTD., as Guarantor

By:	/s/ Charles E. Wheelock
Name:	Charles E. Wheelock
Title:	Director

WISG ELECTRICAL LTD., as Guarantor

By:	/s/ Charles E. Wheelock
Name:	Charles E. Wheelock
Title:	Director

FIRST AMENDMENT TO TERM LOAN, GUARANTEE AND SECURITY AGREEMENT